                                                                Exhibit 10.3


                             SUBSCRIPTION AGREEMENT

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

Gomez Advisors, Inc.
c/o The Ashton Technology Group, Inc.
1900 Market Street, Suite 701
Philadelphia, Pennsylvania  19103
Attn:  Arthur J.  Bacci

Gentlemen:

     1.   SUBSCRIPTION

     SUBSCRIPTION FOR THE SHARES. Subject to the terms and conditions of this Subscription Agreement and the terms of the Offering described in the Confidential Private Placement Memorandum, dated February 8, 1999, as supplemented and amended through the date hereof (the "Memorandum"), the undersigned hereby subscribes for and agrees to purchase from Gomez Advisors,
Inc., a Delaware corporation (the "Company"),           shares (the "Shares") of
                                             -----------
the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a purchase price of $5.00 per Share. Unless previously redeemed, each Share is automatically convertible into one share of the Company's Class A Common Stock, par value $.0001 per share (the "Common Stock"), subject to certain adjustments, concurrently with the consummation of an initial underwritten public offering pursuant to an effective registration statement (the "IPO Registration Statement") filed with the Securities and Exchange Commission (the "Commission") covering the offer and sale of the Common Stock to the public (the "IPO").

If this Subscription Agreement is being executed prior to the Initial Closing (as defined in the Memorandum), then the undersigned herewith shall deliver a check to the Company at the address stated above payable to "Continental Stock Transfer & Trust Company, as Escrow

Agent, f/b/o Gomez Advisors, Inc." in the
amount of $       , which amount represents the aggregate purchase price of the
           -------
Shares to which the undersigned is subscribing. If this Subscription Agreement is being executed after the Initial Closing, then the undersigned herewith shall deliver a check to the Company at the address stated above payable to "Gomez Advisors, Inc." or effect a wire transfer in immediately available funds to the
Company in the amount of $     , which amount represents the aggregate purchase
                          -----
price of the Shares to which the undersigned is subscribing.

     ACCEPTANCE OF SUBSCRIPTION. The undersigned understands that the first 200,000 Shares are being offered by the Company on a "best efforts, all-or-none" basis and the remaining 400,000 Shares on a "best efforts" basis. If subscriptions for at least 200,000 Shares are not received and accepted by the Company during the Offering Period (as defined in the Memorandum), the Offering (as defined in the Memorandum) will terminate and subscriptions will be returned to investors without interest or deduction. The Offering will continue for a period of 60 days from the date of the Memorandum, subject to extension in the sole discretion of the Company for an additional period of up to 60 days. The Offering Period may also be extended for up to an additional 10 business days for bank collection purposes. All subscriptions for the Shares are being offered through the Company when, as and if received and accepted by the Company, and are subject to prior sale, allotment and withdrawal. Subscriptions are also subject to the right of the Company in its sole discretion to reject any subscription in whole or in part, to approval of certain legal matters by the Company's counsel and to certain further conditions. The undersigned further understands that if and to the extent that this subscription is not accepted, in whole or in part, any amount received by the Company from the undersigned as a purchase price for a rejected subscription will be returned without interest or deduction.

     2. ACCESS TO INFORMATION. By executing this Subscription Agreement, the undersigned acknowledges receipt of a copy of the Memorandum and represents that the undersigned has read, understood and carefully reviewed the Memorandum, including the Risk Factors and the Exhibits contained therein. The undersigned acknowledges that the Company has made available to the undersigned, or the undersigned's personal advisors, the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum and to evaluate the merits and risks of the undersigned's investment in the Shares.

     3. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to the Company and to each other purchaser of the Shares:

     (a) The Company has answered all inquiries that the undersigned has made of it concerning the Company, its business and financial condition or any other matter relating to the operation of the Company and the offer and sale of the Shares. No oral or written statement or inducement which is contrary to the information set forth in the Memorandum has been made by or on behalf of the Company to the undersigned.

     (b) The undersigned has such knowledge and experience in financial and business matters in general, and financial and business matters of the type in which the Company engages in particular, that the undersigned is capable of evaluating the merits and risks of an investment in the Shares and in the Company.

     (c) The undersigned is familiar with the nature of and risks attendant to an investment of this type, is financially capable of bearing the economic risk of this investment and can afford the loss of the total amount of his, her or its investment in the Shares.

     (d) The undersigned qualifies as an "Accredited Investor" as defined in Regulation D ("Regulation D") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act").

     (e) The undersigned is aware that the purchase of the Shares is a speculative investment involving a high degree of risk, that there is no guarantee that the undersigned will realize any gain from this investment and that the undersigned could lose the entire amount of this investment.

     (f) If the undersigned is a corporation, partnership, limited liability company, trust or entity other than an individual person (an "Organization"), it is duly organized and validly existing under the laws of the state and country of its incorporation or formation, has full right and power to perform its obligations under this Subscription Agreement and was not formed for the purpose of acquiring the Shares. The person executing this Subscription Agreement in a representative or fiduciary capacity has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing Organization.

     (g) The undersigned hereby acknowledges that this Subscription Agreement is a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

     (h) The undersigned (X) if an individual (i) is a citizen of the United States and at least 21 years of age, and (ii) is a bona fide permanent resident of, and is domiciled in, the state set forth on the signature page hereof and has no present intention of becoming a resident or domicile of any other state or jurisdiction, or (Y) if an Organization, has a principal place of business and is domiciled in the state set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction.

     (i) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control or are otherwise funds as to which the undersigned has the sole right of management.

     4. AUTHORITY. If the undersigned is an Organization, please provide the name(s) of the officer(s), trustee(s), partner(s) or other representative(s) of the Organization who is (are) authorized to subscribe for the purchase of the Shares and who will be effecting the purchase:


--------------------------------------------------------------------------------

     5. ACCREDITED INVESTOR STATUS (TO BE COMPLETED BY INDIVIDUALS ONLY)

     (a) Did your individual annual income(1) during EACH of the last two years exceed $200,000, and do you expect your annual income during the current year to exceed $200,000; or did your joint annual income (together with your spouse) during EACH of the last two years exceed $300,000, and do you expect your joint annual income during the current year to exceed $300,000?

     |_|  YES                      |_| NO

     (b) If the answer to the preceding questions was no, does your individual or joint net worth (together with your spouse) exceed $1,000,000?

     |_|  YES                      |_| NO

     (c) If your answers to questions 5(a) and 5(b) were no, are you an executive officer or director of the Company?

     |_|  YES                      |_| NO

     6. ACCREDITED INVESTOR STATUS (TO BE COMPLETED BY ORGANIZATIONS ONLY)

     (a) Does the Organization qualify as: (i) a bank as defined in section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; an insurance company as defined in section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"), or a business development company as defined in section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, and the rules and regulations promulgated thereunder; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder (the "Employee Retirement Income Act") and the investment decision is made by a plan fiduciary, as defined in section 3(21) of Employee Retirement Income Act, which is either a bank, savings

--------------------------------------

1 For this purpose, a person's income is the amount of his or her individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deduction for depletion (Sections 611 ET SEC. of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"); (b) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (c) any losses of a partnership allocated to the individual (Schedule E of Form 1040).

and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan with investment decisions made solely by persons that are accredited investors; (ii) a private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder; or (iii) an organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the securities offered hereby, with total assets in excess of $5,000,000?

     |_|  YES                      |_| NO

     (b) If this Subscription Agreement is completed on behalf of a trust, does the trust have total assets in excess of $5,000,000, was the trust not formed for the specific purpose of acquiring the securities offered hereby and is the trust's purchase directed by a "sophisticated person" (as defined in Rule 506(b)(2) under the Securities Act)? If the answer to the question is yes, further confirmation regarding such "sophisticated person" may be required.

     |_|  YES                      |_| NO

     (c) If this Subscription Agreement is completed on behalf of a corporation, partnership, limited liability company or similar entity, does each shareholder, partner (including general and limited partners), member or similar holder of such interests either: (i) have an individual or joint net worth (together with his or her spouse) in excess of $1,000,000; or (ii) expect to have an annual income during the current year, and represent that he or she had an annual income during EACH of the last two years, in excess of $200,000 (or joint annual income together with his or her spouse in excess of $300,000)?

     |_|  YES                      |_| NO

     7. ADEQUATE NET WORTH. The undersigned represents and warrants to the Company and to each other purchaser of the Shares that the undersigned: (a) has sufficient liquid assets to pay the full purchase price of the Shares to which the undersigned is subscribing; (b) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the undersigned's net worth, and that the undersigned's investment in the Shares will not cause such overall commitment to become excessive; and (c) has adequate net worth and means or providing for the undersigned's current needs and personal contingencies to sustain a complete loss of the undersigned's investment in the Shares and has no need for liquidity in the undersigned's investment in the Shares.

     8. INVESTMENT REPRESENTATIONS. The undersigned hereby represents and warrants to the Company and to each other purchaser of the Shares:

     (a) The undersigned understands that the Shares, any Preferred Stock issued as dividends on the Shares (the "Dividend Shares") and the shares of Common Stock issuable upon the conversion of the Shares and the Dividend Shares (the "Conversion Shares" and; together with the Shares and the Conversion Shares, the "Securities") have not been registered under the

Securities Act or the securities laws of any state and that the undersigned is purchasing the Shares for investment only. The undersigned agrees and represents that the undersigned will not sell, assign, pledge or otherwise dispose of any of the Securities or any portion thereof unless (i) the Securities shall have been registered or qualified under applicable federal and state securities laws and an appropriate registration statement shall then be in effect or (ii) the Company receives an opinion of counsel satisfactory to the Company that the same may be legally sold or disposed of without registration or qualification under the applicable state or federal securities laws. The undersigned understands that the undersigned must bear the economic risk of this investment for an indefinite period of time.

     (b) The undersigned is fully aware that the Shares are being issued and sold in reliance upon the exemption provided for in Section 4(2) and/ or 4(6) of the Securities Act and Regulation D promulgated thereunder and similar exemptions provided under state securities laws on the grounds that the Shares are being offered to a limited number of "accredited investors" (as defined in Regulation D) and that no public offering is involved. The undersigned also understands that the representations, warranties and agreements of the undersigned set forth in this Subscription Agreement are essential to the claiming of such exemptions.

     (c) The undersigned is purchasing the Shares with the undersigned's personal funds and not with the funds of any other person, firm or entity, and is acquiring the Shares for the undersigned's personal account for investment purposes only, without any intention of selling or distributing all or any part thereof. The undersigned has no reason to anticipate any change in personal circumstances, financial or otherwise, which would cause the undersigned to sell, distribute or necessitate or require any sale or distribution of the Shares. If the undersigned is an individual, corporation, partnership, limited liability company or similar entity, then no person other than the undersigned will have any beneficial interest in the Shares purchased by the undersigned. The undersigned has no present intention to hold the Shares for a fixed period of time or until the occurrence of a certain event.

     (d) The undersigned hereby accepts and acknowledges the following legend which will be placed on the Securities:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT") OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS. THE HOLDER OF THIS SECURITY BY HIS, HER OR ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT HE, SHE OR IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT), (2) AGREES THAT HE, SHE OR IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED

EFFECTIVE UNDER THE SECURITIES ACT OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS PROVIDED THAT THE HOLDER PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT REGISTRATION OF THE SECURITIES IS NOT REQUIRED FOR SUCH TRANSFER AND (3) AGREES THAT HE, SHE OR IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     9. INDEMNIFICATION. The undersigned shall indemnify and hold harmless the Company, its officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms and conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein, in the Confidential Subscriber Questionnaire or in any other document provided by the undersigned to the Company in connection with the Offering. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 9, shall survive the acceptance by the Company of this Subscription Agreement.

     10. REGISTRATION RIGHTS. The undersigned hereby acknowledges and accepts the following registration rights in respect of the Shares, and agrees to the following restrictions and conditions in connection with such registration rights.

     (A) INCIDENTAL REGISTRATION OF THE CONVERSION SHARES UPON THE IPO OF THE COMMON STOCK.

          (i) Holders of the Shares will have the right to request that their Conversion Shares be registered on the IPO Registration Statement that the Company files with the Commission for the purpose of effecting the IPO. However, the inclusion of such Conversion Shares on the IPO Registration Statement is subject to any restrictions, cutbacks, lockups or other conditions imposed by the managing underwriter of the Company's IPO (the "Underwriter") which the Underwriter determines in its sole discretion are necessary to effect the IPO.

          (ii) If the Underwriter informs the Company in writing that in the Underwriter's opinion the total number of shares of the Common Stock which the Company, the holders of the Conversion Shares and any other holders of shares of the Common Stock entitled to participate in the IPO Registration Statement request to include in the IPO Registration Statement is an amount which would adversely affect the success of the IPO, including without limitation the price at which the Common Stock can be offered, then the Company will be required to include in the IPO Registration Statement only the amount of shares of Common Stock which it is so advised by the Underwriter. In such event, shares of Common Stock shall be included on the IPO Registration Statement pursuant to the following priority: FIRST, the shares of the Common Stock to be sold for the account of the Company (including any shares to be sold pursuant to any overallotment); SECOND, shares of Common Stock owned by Julio Gomez, John M. Robb and Alexander Stein (collectively, the "Gomez Principals") or any issue, spouse or family trust of the Gomez Principals, to whom such shares of Common Stock were duly transferred, not to exceed 10% of the total number of shares of Common Stock offered in the IPO (exclusive of any overallotment); THIRD, the shares of the Common Stock to be sold for the account of such holders who in the future may be granted registration rights in connection with the IPO senior to those of the holders of the Conversion Shares (the "Senior Holders"); and FOURTH, the Conversion Shares to be sold for the account of the holders of the Conversion Shares. In the event that the Underwriter determines that some, but less than all, of the Conversion Shares requested for inclusion can be included in the IPO Registration Statement, then a pro rata amount of the Conversion Shares requested by each holder shall be included in the IPO Registration Statement (subject to the rights of the Company, the Gomez Principals and the Senior Holders to include all of their shares in the IPO Registration Statement as provided above). The Underwriter may determine in its sole discretion that none of the Conversion Shares should be included in the IPO Registration Statement.

          (iii) If requested by the Underwriter, each holder of the Conversion Shares participating in the IPO Registration Statement will enter into an underwriting agreement with the Underwriter and the Company. Each holder of the Conversion Shares will be required to make such representations and warranties to, and agreements with, the Company and the Underwriter as are customarily contained in an underwriting agreement of this type, including without limitation, representations, warranties and agreements, including indemnities, regarding the holders of the Conversion Shares, the Conversion Shares and the holders' of the Conversion Shares intended method of distribution and any other representations required by law.

          (iv) Each holder of the Conversion Shares hereby agrees that it will not sell or otherwise dispose of any of the Conversion Shares during the period beginning seven days prior to the effective date of the IPO Registration Statement and ending 180 days after the effective date of the IPO Registration Statement; PROVIDED, HOWEVER, this paragraph 10(a)(iv) shall not apply to any of the Conversion Shares which are included in the IPO Registration Statement.

          (v) The Company shall notify each holder of the Shares appearing on the Company's records as a record holder of the Shares as of the date of the filing of the preliminary IPO Registration Statement with the Commission of their right to request registration of their Conversion Shares in the IPO pursuant to the terms and conditions of this Subscription Agreement within 20 business days after the filing of such preliminary IPO Registration Statement. In order to exercise its registration rights under this Section 10, holders of the Shares must notify the Company in writing of its request to include its Conversion Shares in the IPO Registration Statement within 10 business days after the Company has delivered such notice.

     (b) REGISTRATION RIGHT OF THE CONVERSION SHARES. (i) In the event that (1) any of the Conversion Shares which are validly and timely requested to be included in the IPO Registration Statement pursuant to Section 10(a) are cutback or otherwise not permitted to be included in the IPO Registration Statement (other than as a result of the holder's refusal to comply with the provisions of Section 10(a)(iii) or 10(d)) or (2) the IPO Registration Statement is not filed with the Commission within one year after date that the Shares are issued, then, subject to the limitations set forth in this Section 10, holders of 67% of the Conversion Shares then outstanding (the "Demand Stockholders") can require the Company (subject to the conditions set forth in

 Section 10(d)), on one occasion, to exercise reasonable efforts to cause a registration statement to be declared effective by the Commission for the public sale of such Conversion Shares under the Securities Act ("Demand Registration Rights"). The Demand Registration Rights shall be senior to and have priority over any demand registration rights granted under that certain Stockholders Agreement, effective as of January 22, 1999, by and among the Company, The Ashton Technology Group, Inc. and certain other stockholders of the Company, to holders of the Ashton Shares (as defined therein).

          (ii) In order for the registration right set forth in this Section 10(b) to be exercised, a written request with the signatures of Demand Stockholders holding 67% of the Conversion Shares then outstanding must be delivered to the Company. Upon the Company's receipt of such written request, which must include the intended means of distribution of each requesting Demand Stockholder's Conversion Shares, the Company within 20 business days shall give notice of the exercise of this registration right to each Demand Stockholder appearing on the Company's records as a record holder of the Shares and/or Conversion Shares as of the date the Company receives such request who are not included in such request (the "Non-Participating Stockholders"). In order to exercise registration rights under this Section 10(b), each Non-Participating Stockholder must notify the Company in writing of its intention to be included in the registration request within 10 business days after the Company has delivered such notice.

          (iii) The registration right set forth in this Section 10(b) may be exercised only once by the class of Demand Stockholders, and, if the IPO Registration Statement has been filed with the Commission, cannot be exercised until at least 270 days after the consummation of the IPO.

          (c) GENERAL REGISTRATION RIGHTS PROVISIONS. The following provisions, unless otherwise stated, shall be applicable to any registration to be effected pursuant to the rights exercised under Section 10(a) or 10(b) hereof.

          (i) The holders whose Conversion Shares are to be included in any registration statement as provided in Section 10(a) or 10(b) (the "SELLERS") agree to furnish the Company with such information regarding the Sellers and the distribution of the Conversion Shares, as the case may be, as the Company shall from time to time reasonably request in writing and as shall be required by applicable federal or state law or the Commission in connection therewith.

          (ii) Following the effective date of the applicable registration statement, the Company shall upon the request of any Seller supply a reasonable number of prospectuses meeting the requirements of the Securities Act as shall be requested by such Seller to permit such Seller to make a public offering of the securities of such Seller included therein.

          (iii) The Company shall use reasonable efforts (A) to qualify the securities included in an applicable registration statement for sale in such states as the Sellers shall reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject and (B) to qualify such offering with the National Association of Securities Dealers, Inc., if applicable.

          (iv) The Company's obligations under Section 10(b) to exercise reasonable efforts to cause a registration statement to be declared effective by the Commission for the public sale of Conversion Shares, as the case may be, under the Securities Act are limited to the following:

               (A) The Company will prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts in good faith to cause such registration statement to become effective; provided that the Company may discontinue any registration of securities or suspend the effectiveness of any registration statement in accordance with Section 10(d)(ix); and

               (B) The Company will prepare and file with the Commission such amendments and supplements to the applicable registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Conversion Shares, as the case may be, covered by such registration statement for 60 days or such earlier time as all of such Conversion Shares, as the case may be, have been disposed of in accordance with the intended methods of disposition by the Sellers set forth in such registration statement; provided that the Company may discontinue any registration of securities or suspend the effectiveness of any registration statement in accordance with Section 10(d)(ix).

               (v) The Company shall indemnify and hold harmless each Seller and each underwriter (if applicable), within the meaning of the Securities Act, who may purchase from or sell for any Seller any Conversion Shares, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement or any prospectus included therein required to be filed or furnished by reason of this Section 10 or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact requiring to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such loss, liability, claim, damage or expense is caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by a Seller or underwriter expressly for use therein. This indemnification shall include each person, if any, who controls a Seller or underwriter within the meaning of the Securities Act; provided, however, that the indemnity agreement set forth in this Section 10 with respect to any registration statement or prospectus which shall be subsequently amended prior to the written confirmation of the sale of any Conversion Shares pursuant thereto, shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased the Conversion Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as so amended to such person at or prior to the written confirmation of the sale of such Conversion Shares, and if the amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, liability, claim, damage or expense.

               (vi) Each Seller and underwriter (if applicable) shall at the same time indemnify the Company, its directors, its executive officers, each officer signing the applicable registration statement and each person who controls the Company, within the meaning of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of any untrue statement of a material fact contained in the applicable registration statement or any prospectus included therein required to be filed or furnished by reason of this Section 10 or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, insofar as such loss, liability, claim, damage or expense is caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by any such Seller or underwriter expressly for use therein.

               (vii) If for any reason the foregoing indemnity is unavailable under either Section 10(d)(v) or 10(d)(vi), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, liabilities, claims, damages or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (B) if the allocation PROVIDED BY subdivision (A) above is not permitted by applicable law or provides a lesser sum to the indemnified party than is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations, then in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other equitable considerations. Notwithstanding the foregoing, neither party shall be required to contribute any amount in excess of the amount the indemnifying party would have been required to pay to an indemnified party if the indemnity under this Section 10(d)(v) or 10(d)(vi) was available. No person guilty of fraudulent misrepresentation (within the meaning of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (viii) In their applicable request for registration of their Conversion Shares, the Sellers must inform the Company of their intended method of distribution of the Conversion Shares. In the event that the Sellers request pursuant to Section 10(b) an underwritten offering of the Conversion Shares, the Company shall have the right in its sole discretion to select the underwriter for such offerings. Each Seller selling Conversion Shares pursuant to such underwritten offering hereby agrees to enter into an underwriting agreement with the underwriter and the Company whereby such Seller will be required to make such representations and warranties to, and agreements with, the Company and the underwriter as are customarily contained in an underwriting agreement of this type, including without limitation, representations, warranties and agreements, including indemnities, regarding the Sellers, the Conversion Shares and the Seller's intended method of distribution and any other representations required by law. The Company shall have the right in its sole discretion to select the form of the applicable registration statement.

               (ix) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing or effectiveness of, or suspend the rights of any Sellers to make sales pursuant to, any registration statement otherwise required to be prepared, filed and kept effective by it under this Section 10; PROVIDED, HOWEVER, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 15 business days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or
(B) 180 days after the date of the determination of the Board of Directors of the Company referred to in the next sentence, or if the Company is filing a registration statement under the Securities Act for the purpose of raising capital, 180 days after the effective date of such registration statement. Such postponement or suspension may only be effected if the Board of Directors of the Company determines in good faith that the filing or effectiveness of, or sales pursuant to, the applicable registration statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates (whether or not planned, proposed or authorized prior to an exercise of registration rights hereunder or any other registration rights agreement) or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential. If the Company shall postpone the filing or effectiveness of a registration statement or suspend the rights of Sellers to make sales thereunder, it shall as promptly as practicable notify any participating Sellers of such determination, and the Sellers shall have the right, upon the affirmative vote of Sellers holding not less than 67% of the Conversion Shares to be included in such registration statement, as the case may be, to withdraw the request for registration by giving written notice to the Company within 10 business days after receipt of such notice. Any registration right as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the registration rights which the Sellers have been granted pursuant to Section 10(b) hereof.

               (x) The registration rights set forth in Section 10(a) and 10(b) shall terminate with respect to all holders of the Conversion Shares at such time as the Company receives a written opinion (the "Rule 144 Opinion") from counsel to the Company that all of the Conversion Shares owned by holders of the Conversion Shares that acquired Shares in the Offering and are not "affiliates" of the Company (as defined in the Securities Act) will be eligible to be sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") by the end of the calendar quarter that it receives such Rule 144 Opinion.

               (xi) The Company shall pay all expenses incurred in complying with Section 10(a), and 10(b) including, without limitation, all registration and filing fees, printing expenses, expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the Company and counsel for any underwriters of such offerings, but excluding fees and disbursements of counsel representing the Sellers), all fees and disbursements of counsel for the Company and accountants' fees and expenses incident to the applicable registration statement; PROVIDED, HOWEVER, that the Sellers shall pay for all underwriting fees and commissions, all fees and disbursements of counsel for any Seller and any transfer and similar taxes to be incurred by any Seller (collectively, the "Selling Expenses"). Unless the Sellers otherwise unanimously agree in writing, the Sellers shall bear the Selling Expenses in direct proportion to the number of Conversion Shares that they are seeking to register.

     11. TRANSFERABILITY: BINDING EFFECT. The undersigned hereby agrees that this Subscription Agreement may not be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner by the undersigned, without the prior written consent of the Company. This Subscription Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and the undersigned and the undersigned's heirs, personal representatives, successors and permitted assigns.

     12. ACCEPTANCE OF SUBSCRIPTION. The Company shall have the right in its sole discretion to accept or reject this Subscription Agreement, in whole or in part, and this Subscription Agreement shall be deemed to be accepted only when the acceptance attached hereto is signed by the Company. The undersigned acknowledges that the completion date of this Offering may be extended.

     13. NO WAIVER. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, hers or its rights hereunder unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument or document, will be cumulative, and may be exercised separately or concurrently. Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned has not waived any of the rights granted to the undersigned under federal or state securities laws.

     14. ENTIRE AGREEMENT. The parties have not made any representations or warranties with respect to the subject matter hereof that are not set forth in this Subscription Agreement or in the Memorandum. This Subscription Agreement and the Memorandum constitute the entire agreement between the parties with respect to the subject matter hereof. All prior understandings and agreements between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and the Memorandum, which fully and completely expresses their agreement.

     15. AMENDMENTS. This Subscription Agreement may only be amended, changed, modified, extended, terminated or discharged by an agreement in writing which is signed by all of the parties to this Subscription Agreement.

         16. FURTHER ASSURANCES. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

         17. GOVERNING LAW. This Subscription Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         18. NOTICES. All notices, requests, claims, demands, consents and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by fax or deemed delivered three business days after mailing if mailed by U.S. Postal Service registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

To the Purchaser:    At the Address listed on the last page of this
                     Subscription Agreement

To the Company:      Gomez Advisers, Inc.
                     co The Ashton Technology Group, Inc.
                     1900 Market Street, Suite 701
                     Philadelphia, PA 19103
                     Telecopy: (215) 970-3481

with a copy to:      Kronish Lieb Weiner & Hellman LLP
                     1114 Avenue of the Americas
                     New York, NY 10036
                     Attention:  Herbert Kronish, Esq.  or Eric Simonson, Esq.
                     Telecopy:  (212) 479-6275

FOR INDIVIDUALS:

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of __________,19___.

Amount of Shares Subscribed For: _________________________
Purchase Price of Shares Subscribed For: $___________________

Name:                                         Age:
     ------------------------------                ----------------------------
Residence Address (including Zip Code):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Business Address (including Zip Code):

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Telephone: Daytime:                        Evening:
                   ---------------------             -------------------

Preferred Mailing Address: Residence                   Business
                                     -----------------          ---------------

Subscriber's Social Security Number:
                                    -------------------------------------------
SIGNATURE:

-----------------------------------------

Amount of Shares accepted by the Company:

Accepted and Agreed to this ___ day of ___________, 19

GOMEZ ADVISORS, INC.

By:
   --------------------------------------
Title:
      ------------------------------------

FOR ORGANIZATIONS:

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of ________________, ______.

Amount of Shares Subscribed For: _________________________
Purchase Price of Shares Subscribed For: $___________________

Name of Organization:
                     ---------------------------------------------------------

Address of Principal Office (including Zip Code):

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Telephone No.:
              ----------------------------------------------------------------

Type of Organization (e.g., corporation, trust, limited partnership, general partnership):
             -----------------------------------------------------------------

------------------------------------------------------------------------------

Date of Formation or Incorporation:
                                   -------------------------------------------

State of Formation or Incorporation:
                                    ------------------------------------------

Purchaser's Taxpayer Identification Number:
                                           -----------------------------------

SIGNATURE:

---------------------------------------------
Name of Entity:

By:
   ------------------------------------------
Name:
Title:

Amount of Shares accepted by the Company:

Accepted and Agreed to this _____ day of ____________, 19__

GOMEZ ADVISORS, INC.


By:
   --------------------------------------
Title:
      ------------------------------------